REGISTRATION RIGHTS AGREEMENT
This Registration Rights Agreement (this “Agreement”) is made as of February 1, 2023, by and between Advanced Emissions Solutions Inc., a Delaware corporation (the “Company”), and the persons listed on the attached Schedule A who are signatories to this Agreement (collectively, the “Investors” and each an “Investor”). Unless otherwise defined herein, capitalized terms used in this Agreement have the respective meanings ascribed to them in the Purchase Agreement (as defined below).
RECITALS
WHEREAS, concurrent herewith, the Company is entering into that certain Securities Purchase Agreement, dated as of February 1, 2023 (as may be amended or supplemented from time to time, the “Purchase Agreement”), among the Company and Arq Limited, a company incorporated under the laws of Jersey (“Arq”), whereby, among other things, the Company will purchase the equity interests of the subsidiaries of Arq (the “Purchased Interests”) from Arq and Arq will sell the Purchased Interests to the Company in exchange for the issuance by ADES to Arq of (i) 3,814,864 shares of common stock of the Company, par value $0.001 per share (the “Common Stock”) and (ii) 5,294,462 shares of Series A Convertible Preferred Stock, par value $0.001 per share, of Company (the “Series A Preferred Stock”) (833,914 of which shares of Series A Preferred Stock are initially being deposited into an escrow account), on the terms and subject to the conditions set forth therein and in the ancillary agreements thereto (the “Transaction”);
WHEREAS, concurrent herewith, the Company is entering into certain Subscription Agreements (the “Subscription Agreements” and each a “Subscription Agreement”), among the Company and certain of the Investors (such group, the “PIPE Investors” and each a “PIPE Investor”), whereby the PIPE Investors will subscribe for certain shares of Common Stock, on the terms and subject to the conditions set forth therein (the “PIPE Investment”);
WHEREAS, pursuant to the terms of the Purchase Agreement and the Subscription Agreements, the Company and the Investors wish to provide for certain arrangements with respect to the registration of the Registrable Securities (as defined below) by the Company under the Securities Act (as defined below).
NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and other consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.
Definitions
1.1Certain Definitions. In addition to the terms defined elsewhere in this Agreement, as used in this Agreement, the following terms have the respective meanings set forth below:
(a)“Commission” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.
(b)“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.
(c)“Holder” means the record holder of any Registrable Securities that is an Investor or a permitted transferee of an Investor pursuant to Section 3.2.
(d)“Person” shall mean any individual, partnership, corporation, company, association, trust, joint venture, limited liability company, unincorporated organization, entity or division, or any government, governmental department or agency or political subdivision thereof.

(e)“Registrable Securities” shall mean (i) the shares of Common Stock received by the Investors in the Transaction and the PIPE Investment, (ii) the shares of Common Stock issuable upon conversion of the Series A Preferred Stock received by the Investors in the Transaction and (iii) any shares of Common Stock purchased by affiliates of Arq on the open market prior to the filing of the Registration Statement (as such term is defined below) that become “control securities” as such term is used under Rule 144 promulgated under the Securities Act. Any particular Registrable Securities shall cease to be Registrable Securities when (A) a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (B) such securities shall have been sold to the public pursuant to Rule 144 (or any successor provision) under the Securities Act or (C) such securities shall cease to be outstanding or (D) as to Registrable Securities held by an Arq Shareholder following a transfer permitted by Section 3.2 (other than an Arq Shareholder who is also an Investor), the date on which all Registrable Securities beneficially owned by such Arq Shareholder may be sold in a single sale pursuant to any section of Rule 144 under the Securities Act (or any similar provision then in force under the Securities Act) without any volume limitations.
(f)The terms “register,” “registered” and “registration” shall refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and such Registration Statement becoming effective under the Securities Act.
(g)“Rule 144” shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.
(h)“Securities Act” shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.
Section 2.
Resale Registration Rights
2.1Resale Registration Rights.
(a)The Company agrees that, as promptly as reasonable practicable after the consummation of the Transaction, but in any event within 150 calendar days after such consummation, the Company will file with the Commission (at the Company’s sole cost and expense) a registration statement registering the resale of the Registrable Securities (the “Registration Statement”), and the Company shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 210th calendar day (or 270th calendar day if the Commission notifies the Company that it will “review” the Registration Statement) following the closing of the Transaction and (ii) the 10th Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effective Date”); provided, however, that the Company’s obligations to include the Registrable Securities held by a Holder in the Registration Statement are contingent upon such Holder furnishing in writing to the Company such information regarding such Holder, the securities of the Company held by such Holder and the intended method of disposition of the Registrable Securities as shall be reasonably requested by the Company to effect the registration of the applicable Registrable Securities, and the Holder shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations, including providing that the Company shall be entitled to postpone and suspend the effectiveness or use of the Registration Statement for such applicable selling stockholder during any applicable and customary blackout or similar period or as permitted hereunder. Notwithstanding the foregoing, if the Commission prevents the Company from including any or all of the shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Registrable Securities by the applicable stockholders or otherwise, such Registration Statement shall register for resale such number of Registrable Securities which is equal to the maximum number of Registrable

Securities as is permitted by the Commission. In such event, the number of Registrable Securities to be registered for each selling stockholder named in the Registration Statement shall be reduced pro rata among all such selling stockholders. Upon notification by the Commission that the Registration Statement has been declared effective by the Commission, within one (1) Business Day thereafter, the Company shall file the final prospectus under Rule 424 of the Securities Act. In no event shall any Holder be identified as a statutory underwriter in the Registration Statement unless requested by the Commission; provided, that if the Commission requests that a Holder be identified as a statutory underwriter in the Registration Statement, such Holder will have an opportunity to withdraw from the Registration Statement. For purposes of clarification, any failure by the Company to file the Registration Statement within 150 calendar days after the consummation of the Transaction or to effect such Registration Statement by the Effective Date shall not otherwise relieve the Company of its obligations to file or effect the Registration Statement as set forth above in this Section 2.1(a).
(b)Notwithstanding anything to the contrary in this Agreement, the Company shall be entitled to delay or postpone the effectiveness of the Registration Statement, and from time to time to require the Holder not to sell under the Registration Statement or to suspend the effectiveness thereof, if the negotiation or consummation of a transaction by the Company or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event the Company reasonably believes, upon the advice of legal counsel, would require additional disclosure by the Company in the Registration Statement of material information that the Company has a bona fide business purpose for keeping confidential and the Company reasonably believes, upon the advice of legal counsel, that non-disclosure of such information in the Registration Statement would cause the Registration Statement to fail to comply with applicable disclosure requirements (each such circumstance, a “Suspension Event”); provided, however, that the Company may not delay or suspend the Registration Statement on more than three (3) occasions or for more than sixty (60) total calendar days, in each case during any twelve-month period. Upon receipt of any written notice from the Company of the happening of any Suspension Event during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, each Holder agrees that (i) it will immediately discontinue offers and sales of the Registrable Securities under the Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until such Holder receives copies of a supplemental or amended prospectus (which the Company agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in such written notice delivered by the Company unless otherwise required by law or subpoena. If so directed by the Company, each Holder will deliver to the Company or, in such Holder’s sole discretion destroy, all copies of the prospectus covering the Registrable Securities in the Holder’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Registrable Securities shall not apply (1) to the extent the Holder is required to retain a copy of such prospectus (x) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (y) in accordance with a bona fide pre- existing document retention policy or (2) to copies stored electronically on archival servers as a result of automatic data back-up. Notwithstanding anything to the contrary set forth in this Section, without the prior written approval of the Holder, the Company shall not, when advising the Holder of any of the events set forth in this Section, provide the Holder with any material, non-public information regarding the Company other than to the extent that providing notice to the Holder of the occurrence of such events listed above may constitute material, non-public information regarding the Company.

2.2Sales and Underwritten Offerings of the Registrable Securities.
(a)If the Company proposes to conduct an Underwritten Offering for its own account or for the account of any other person, each Specified Investor shall have the right to include in such Underwritten Offering all or part of the Registrable Securities held by such Specified Investor, subject to the provisions of Section 2.2(b) and solely to the extent such Registrable Securities can be sold pursuant to the Registration Statement or a Replacement Registration Statement (the “Piggyback Rights”). Except as otherwise provided in Section 2.3, to the extent a Specified Investor is entitled to Piggyback Rights hereunder, the Company shall promptly, but in no event less than five Business Days prior to any such Underwritten Offering (or, in the event of an Underwritten Offering that will be executed as an “overnight” or “bought” deal, no less than two Business Days prior to the commencement of such Underwritten Offering), give written notice to such Specified Investor (so long as such Specified Investor continues to hold at least 50% of the sum of (x) the shares of Common Stock issued to such Specified Investor in the PIPE Investment and (y) any shares of Common Stock or shares of Series A Preferred Stock (including any shares of Common Stock issued upon conversion thereof) distributed to such Specified Investor by Arq) of its intention to conduct such Underwritten Offering. If a Specified Investor is entitled to Piggyback Rights hereunder and wishes to exercise its Piggyback Rights it shall deliver to the Company a written notice (i) within two Business Days after the receipt of the Company’s notice or (ii) at least one day prior to the first use of a preliminary prospectus in connection with such Underwritten Offering, whichever is earlier. A Specified Investor’s written notice shall specify the number of Registrable Securities intended to be disposed of by such Specified Investor. If a Specified Investor is entitled to Piggyback Rights hereunder, the Company will, subject to Section 2.2(b), use its commercially reasonable efforts to effect the registration under the Securities Act of, and to include in the Underwritten Offering, all Registrable Securities which the Company has been so requested to register by the applicable Specified Investor, to the extent requisite to permit the disposition of the Registrable Securities so to be registered and sold; provided that if, at any time after giving written notice of its intention to conduct the Underwritten Offering and prior to the commencement of the Underwritten Offering, the Company shall determine for any reason not to proceed with the Underwritten Offering, the Company may, at its election, give written notice of such determination to the applicable Specified Investor and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such Underwritten Offering. Each Specified Investor electing to sell any shares in such Underwritten Offering must sell its Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company (including entering into an underwriting agreement in customary form with the underwriter or underwriters selected for such offering by the Company), as may be customary or appropriate in for offerings of the type being conducted, except that indemnification and contribution by and of the Specified Investors shall be consistent with this Agreement, mutatis mutandis. For purposes of this Agreement, (i) “Underwritten Offering” means an offering (including an offering pursuant to the Registration Statement) in which shares of Common Stock are sold to an underwriter on a firm commitment basis for reoffering to the public or an offering that is a “bought deal” with one or more investment banks and (ii) “Specified Investor” means Arq and any other Investor who both (i) either (1) has an Aggregate Subscription Amount (as such term is defined in the Subscription Agreements) in the PIPE Investment of at least $2,000,000 or (2) is an Affiliate of the Company on the applicable date and (ii) continues to hold at least 50% of the sum of (x) the shares of Common Stock issued to such Investor in the PIPE Investment and (y) any shares of Common Stock or Series A Preferred Stock (including any shares of Common Stock issued upon conversion thereof) distributed to such Investor by Arq; provided that the holdings of each of York Global Finance 48, LLC, York Global Finance 47, LLC, YGF 100 LP, York European Distressed Credit Fund II LP, Dinan Management LP, Schwartz Management LLC, York Distressed Asset Fund IV LP and Exuma Capital LP and each of their respective Affiliates (collectively, the “York Parties”) shall be aggregated for purposes of determining whether any York Party is a Specified Investor.
(b)If the managing underwriter in any Underwritten Offering determines in good faith that marketing factors require a limitation on the number of securities to be underwritten, the number of securities that may be included will be limited to the number of securities that, in the opinion of such underwriter, should be included, and the securities to be included in the underwriting shall be allocated, as follows: (i) first, to the Company, (ii) second, among Arq and the Specified Investors that elect to participate in such Underwritten Offering, and (iii) third, pro rata among any other Persons who have been or are granted registration rights after the date of this Agreement based on the number of securities validly requested to be included by such Persons.
2.3Opt-Out Notice. Each Holder may deliver written notice (an “Opt-Out Notice”) to the Company requesting that such Holder not receive notices from the Company otherwise required by this Agreement; provided, however, that such Holder may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from a Holder (unless subsequently revoked), (i) the Company shall not deliver any such notices to such Holder and such Holder shall no longer be entitled to the rights associated with any such notice and (ii) each time prior to such Holder’s intended use of an effective Registration Statement, such Holder will notify the Company in writing at least two (2) Business Days in advance of such intended use, and if a notice of a Suspension Event was previously delivered (or would have been delivered but for the provisions of this Section 2.3) and the related suspension period remains in effect, the Company will so notify such Holder, within one (1) Business Day of such Holder’s notification to the Company, by delivering to such Holder a copy of such previous notice of Suspension Event, and thereafter will provide such Holder with the related notice of the conclusion of such Suspension Event immediately upon its availability.
2.4Fees and Expenses. The Company shall be responsible for all expenses incurred by the Company in connection with registrations, filings, or qualifications pursuant to this Agreement, including all registration, filing, and qualification fees; printers’ and accounting fees; and fees and disbursements of counsel for the Company. Except as otherwise provided in Section 2.8 hereof, the Company shall not be responsible for legal fees incurred by Holders in connection with the exercise of such Holders’ rights hereunder. In addition, the Company shall not be responsible for any “Selling Expenses,” which means all underwriting fees, discounts and selling commissions and transfer taxes allocable to the sale of the Registrable Securities, or expenses incurred by a Holder in connection with delivering any applicable certifications or legal opinions.
2.5Registration Procedures. In the case of the registration, qualification, exemption or compliance effected by the Company pursuant to this Agreement, the Company shall, upon reasonable request, inform the Holders as to the status of such registration, qualification, exemption and compliance. At its expense the Company shall:
(a)except for such times as the Company is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, use its commercially reasonable efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which the Company determines to obtain, continuously effective with respect to the each Holder, and to keep the applicable Registration Statement or any subsequent shelf registration statement free of any material misstatements or omissions, until the earlier of the following: (1) each Holder ceases to hold any Registrable Securities or (2) the date all Registrable Securities held by all Holders may be sold without restriction under Rule 144 promulgated under the Securities Act, including without limitation, any volume and manner of sale restrictions which may be applicable to affiliates under Rule 144 promulgated under the Securities Act and without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) or Rule 144(i)(2), as applicable, and (3) two years from the Effective Date of the Registration Statement.
(b)advise each Holder within five (5) Business Days:
(i)when a Registration Statement or any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;
(ii)of any request by the Commission for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;
(iii)of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose;

(iv)of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and
(v)subject to the provisions in this Agreement, of the occurrence of any event that requires the making of any changes in the Registration Statement or prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading.
Notwithstanding anything to the contrary set forth herein, the Company shall not, when so advising a Holder of such events, provide such Holder with any material, nonpublic information regarding the Company other than to the extent that providing notice to such Holder of the occurrence of the events listed in (1) through (5) above constitutes material, nonpublic information regarding the Company;
(c)use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement as soon as reasonably practicable;
(d)upon the occurrence of any event contemplated above, except for such times as the Company is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement, the Company shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;
(e)use its commercially reasonable efforts to cause all Registrable Securities to be listed on each securities exchange or market, if any, on which the Common Stock issued by the Company have been listed;
(f)use its commercially reasonable efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby and, for so long as a Holder holds Registrable Securities, to enable such Holder to sell the such Registrable Securities under Rule 144; and
(g)remove the Securities Act legend (or instruct its transfer agent to so remove such legend) from the Registrable Securities if (1) the Registration Statement has become effective under the Securities Act and the applicable holder notifies the Company that such Registrable Securities have been sold pursuant to the Registration Statement, (2) such Registrable Securities are sold or transferred pursuant to Rule 144 (if the transferor is not an Affiliate of the Company), or (3) such Registrable Securities are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) as to such securities and without volume or manner-of-sale restrictions. Each applicable holder agrees to provide the Company, its counsel and/or the transfer agent with evidence reasonably requested by it (including but not limited to an opinion of counsel reasonably acceptable to the Company) in order to cause the removal of the Securities Act legend (the “Representations”). If a legend is no longer required pursuant to the foregoing, the Company will no later than three (3) Business Days following the delivery by an applicable holder to the Company or the transfer agent (with notice to the Company) of a legended certificate or instrument representing Registrable Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer) and the Representations, deliver or cause to be delivered to such applicable holder a certificate or instrument (as the case may be) representing such Registrable Securities that is free from all restrictive legends. Certificates for Registrable Securities free from all restrictive legends may be transmitted by the transfer agent to the applicable holders by crediting the account of the applicable holder’s prime broker with DTC as directed by such applicable holder.

2.6Replacement Registration Statement. Upon the expiration of the Registration Statement, at any time that an Investor is a Specified Investor, then on one occasion, Arq or holders of at least 30% of the Registrable Securities held by all of the Specified Investors shall be entitled to direct the Company to file a new Registration Statement to replace the Registration Statement that was filed pursuant to this Agreement (the “Replacement Registration Statement”). The Company shall promptly, and in any event within 45 days of such a request, file the Replacement Registration Statement, and the Company shall use its commercially reasonable efforts to have such Replacement Registration Statement declared effective and to keep effective the Replacement Registration Statement as if such replacement registration statement were the Registration Statement.
2.7The Holders’ Obligations.
(a)Compliance with Prospectus Delivery Requirements. The Holders covenant and agree that they shall comply with the prospectus delivery requirements of the Securities Act as applicable to them or an exemption therefrom in connection with sales of Registrable Securities pursuant to any Registration Statement filed by the Company pursuant to this Agreement.
(b)Notification of Sale of Registrable Securities. The Holders covenant and agree that they shall notify the Company following the sale of Registrable Securities to a third party as promptly as reasonably practicable, and in any event within thirty (30) days, following the sale of such Registrable Securities.
2.8Indemnification.
(a)The Company shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless each Holder (to the extent a seller under the Registration Statement), the officers, directors and agents of such Holder, and each person who controls such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the fullest extent permitted by applicable law, from and against any and all out-of-pocket losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, , except to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding the Holder furnished in writing to the Company by the Holder expressly for use therein or the Holder has omitted a material fact from such information ; provided, however, that the indemnification contained in this Section 2.8 shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed) nor shall the Company be liable for any Losses to the extent they arise out of or are based upon a violation which occurs (1) reliance upon and in conformity with written information furnished by the Holder, (2) in connection with any failure of such person to deliver or cause to be delivered a prospectus made available by the Company in a timely manner or (3) in connection with any offers or sales effected by or on behalf of the Holder in violation hereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the Transfer of the Registrable Securities by the Holder. For purposes of this Agreement, “Transfer” shall mean any direct or indirect transfer, redemption, disposition or monetization in any manner whatsoever, including, without limitation, through any derivative transactions.
(b)Each Holder shall, severally and not jointly with any other Holder, indemnify and hold harmless the Company, its directors, officers, agents and employees, and each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against all Losses, as incurred, (i) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or (ii) arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, with respect to (i) and/or (ii), to the extent, but only to the extent, that such untrue or alleged untrue statements or omissions or alleged omissions are based upon information regarding a Holder furnished in writing to the Company by a Holder expressly for use therein. In no event shall the liability of an Investor be greater in amount than the dollar amount of the net proceeds received by such Investor upon the sale of the Registrable Securities giving rise to such indemnification obligation. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the Transfer of the Registrable Securities by the applicable Investor.
(c)Any person entitled to indemnification herein shall (1) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (2) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who elects not to assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one (1) counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.
(d)If the indemnification provided under this Section 2.8 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any Losses, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses shall be deemed to include, subject to the limitations set forth above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 2.8 from any person who was not guilty of such fraudulent misrepresentation. Each indemnifying party’s obligation to make a contribution pursuant to this Section 2.8 shall be several, not joint. In the case of the PIPE Investors, in no event shall the liability of the Investor be greater in amount than the dollar amount of the net proceeds received by the PIPE Investor upon the sale of the Registrable Securities purchased pursuant to the Subscription Agreement giving rise to such contribution obligation.
(e)Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control; provided, however, that the failure of the underwriting agreement to provide for or address a matter provided for or addressed by the foregoing provisions shall not be a conflict between the underwriting agreement and the foregoing provisions.

2.9Information. The Holders shall furnish to the Company such information regarding the Holders and the distribution proposed by the Holders as the Company may reasonably request and as shall be reasonably required in connection with any registration referred to in this Agreement. The Holders agree to, as promptly as practicable (and in any event prior to any sales made pursuant to a prospectus), furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by the Holders not misleading. Notwithstanding anything to the contrary herein, the Company shall be under no obligation to name the Holders in any Registration Statement if the Holders have not provided the information required by this Section 2.9 with respect to the Holders as a selling securityholder in such Registration Statement or any related prospectus.
Section 3.
Miscellaneous
3.1Amendment. This Agreement may not be amended, modified, supplemented or waived except by a written amendment signed by the Company and the Holders of a majority of the then outstanding Registrable Securities.
3.2Transfer or Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities granted to the Investors by the Company under Section 2 may be transferred or assigned by each Investor only to one or more transferee(s) or assignee(s) of such Registrable Securities who are (a) Affiliates of such Investor or, (b) to shareholders of Arq (each, an “Arq Shareholder”). The Company shall be given written notice prior to any said transfer or assignment, stating the name and address of each such transferee and identifying the securities with respect to which such registration rights are being transferred or assigned, and each such transferee shall assume in writing responsibility for its obligations of such Investor under this Agreement.
3.3Injunctive Relief. The parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof or were otherwise breached, and accordingly, that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement, without posting a bond or undertaking and without proof of damages, or to enforce specifically the performance of the terms and provisions of this Agreement in an appropriate court of competent jurisdiction as set forth in Section 3.4, in addition to any other remedy to which any party is entitled at law, in equity, in contract, in tort or otherwise.
3.4Notices. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed, sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (i) when so delivered personally, (ii) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (iii) five (5) Business Days after the date of mailing to (a) with respect to the Company, the address (including email address) below and (b) with respect to each Holder, the address (including email address) set forth below the name of such Holder on the signature pages hereto (or the applicable joinder hereto), or to such other address or addresses as such person may hereafter designate by notice given hereunder:

If to the Holders:	At such Holder’s address as set forth on Schedule A hereto

If to the Company:
Advanced Emissions Solutions, Inc.
8051 E. Maplewood Avenue, Suite 210
Greenwood Village, CO 80111
USA
Attn: Mr. Clay Smith
Email: Clay.Smith@ada-cs.com

with a required copy to (which copy shall not constitute notice):
Gibson, Dunn & Crutcher LLP
2001 Ross Avenue, Suite 2100
Dallas, TX 75201
USA
Attn: Jonathan M. Whalen
Email: JWhalen@gibsondunn.com
3.5Governing Law; Jurisdiction; Venue; Jury Trial.
(a)This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, regardless of the Laws that might otherwise govern under applicable principles of conflicts of laws. In any action or proceeding between any of the parties arising out of or relating to this Agreement or any of the transaction contemplated herein, each of the parties: (a) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware or, to the extent such court does not have subject matter jurisdiction, the United States District Court for the District of Delaware; (b) agrees that all claims in respect of such action or proceeding shall be heard and determined exclusively in accordance with clause (a) of this Section 3.4(a); (c) waives any objection to laying venue in any such action or proceeding in such courts; (d) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over any party; and (e) agrees that service of process upon such party in any such action or proceeding shall be effective if notice is given in accordance with Section 3.3 of this Agreement.
(b)EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS SUBSCRIPTION AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7(L).

3.6Successors and Assigns. Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of the parties hereto and their successors and permitted assigns (to the extent permitted pursuant to Section 3.2), and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such successors and permitted assigns.
3.7Entire Agreement. This Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof.
3.8Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be valid and enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.
3.9Counterparts. This Subscription Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Subscription Agreement (in counterparts or otherwise) by all parties hereto by electronic transmission in .PDF format shall be sufficient to bind the parties to the terms and conditions of this Subscription Agreement.
3.10Term and Termination. This Agreement shall terminate upon the earlier of (i) the date each Holder ceases to hold any Registrable Securities, (ii) the date all Registrable Securities held by all Holders may be sold without restriction under Rule 144 promulgated under the Securities Act, including without limitation, any volume and manner of sale restrictions which may be applicable to affiliates under Rule 144 promulgated under the Securities Act and without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) or Rule 144(i)(2), as applicable, and (iii) two years from the Effective Date of the Registration Statement.
[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement effective as of the day, month and year first above written.

ADVANCED EMISSIONS SOLUTIONS, INC.

By:	/s/ Greg Marken
Name:	Greg Marken
Title:	Chief Executive Officer

[Signature Page to Registration Rights Agreement]

Investor signature pages have been omitted.
[Signature Page to Registration Rights Agreement]